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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 25, 2002
                                                        ------------------

                               GENAERA CORPORATION
                               -------------------
                 (Exact Name of Registrant Specified in Charter)


         Delaware                    0-19651                 13-3445668
         --------                    -------                 ----------
      (State or Other           (Commission File          (I.R.S. Employer
      Jurisdiction of                Number)             Identification No.)
       Incorporation)

           5110 Campus Drive
          Plymouth Meeting, PA                                     19462
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   (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (610) 941-4020
                                                            -------------


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Item 5.   Other Events.

The registrant hereby incorporates by reference the press release dated September 25, 2002 attached hereto as Exhibit 99.1 ("Genaera Receives Notification by NASDAQ Regarding Marketplace Rule 4450(a)(5)").

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

   (c)  Exhibits

   Exhibit
   Number        Description
-------------    -----------
    99.1         Press Release - Genaera Receives Notification by NASDAQ
                 Regarding Marketplace Rule 4450(a)(5).

                                       2

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GENAERA CORPORATION
                                                (Registrant)


                                            By: /s/ Christopher P. Schnittker
                                                -----------------------------
                                                Christopher P. Schnittker
                                                Vice President and Chief
                                                Financial Officer

Dated: September 25, 2002

                                       3

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                                  EXHIBIT INDEX

Exhibit
Number       Description

  99.1 Press Release - Genaera Receives Notification by NASDAQ Regarding Marketplace Rule 4450(a)(5).